CREDIT FACILITY	12 Months Ended
Dec. 31, 2020
CREDIT FACILITY
CREDIT FACILITY

7.     CREDIT FACILITY

The Company amended and increased its revolving credit agreement to borrow up to $120 million (the “Credit Facility ") in 2019. Amounts drawn on the amended Credit Facility are subject to interest at LIBOR plus 2.00% to 3.00% per annum, and the undrawn portion is subject to a standby fee of 0.45% to 0.675% per annum, both of which are dependent on the Company’s leverage ratio (as defined in the Credit Facility agreement). During the year ended December 31, 2020, the Company paid approximately 2.9% (2019: 4.4%) on amounts drawn and 0.6% (2019: 0.5%) on the remaining undrawn portion. The Credit Facility is secured by the Company’s present and future acquired assets, matures in June 2023, and is extendable through mutual agreement between Maverix and the syndicate of lenders.

The following table summarizes the Company’s Credit Facility as at December 31, 2020  and 2019 and changes during the years then ended:

Credit Facility
Balance at December 31, 2018	$12,300
Proceeds	62,000
Repayment	(5,300)
Balance at December 31, 2019	69,000
Proceeds	20,000
Repayment	(57,000)
Balance at December 31, 2020	$32,000

Amortization of the deferred financing costs related to the Credit Facility for the years ended December 31, 2020 and 2019 were $0.3 million and $0.3 million, respectively. As at December 31, 2020 the Company was in compliance with all of the covenants related to the Credit Facility.